UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-05502

                         Comstock Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                     Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   April 30

Date of reporting period:   April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Comstock Capital Value Fund

Annual Report — April 30, 2019

To Our Shareholders,

Enclosed are the audited financial statements, including the schedule of investments, as of April 30, 2019, with a description of factors that affected the Fund’s performance during the past year. In addition to the Performance Discussion below that outlines the relevant market conditions and investment strategies used by the portfolio managers, we also sent you a general commentary from the portfolio managers regarding the Comstock Capital Value Fund. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.

Performance Discussion (Unaudited)

For the year ended April 30, 2019, the net asset value (NAV) per Class A Share of the Comstock Capital Value Fund decreased 14.7% compared with an increase of 13.5% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 2 for additional performance information for all classes.

The Fund seeks to maximize total return, consisting of capital appreciation and current income. The Fund’s negative returns over the past year were a reflection of its bearish asset allocation strategy, primarily due to short positions in individual stocks and stock index futures, derivative investments in long options purchased on equity indices, a net investment loss occasioned mostly by dividends and fees on short stock positions, and artificially low interest rates on short term investments. Being short as the major market indices traded near record highs contributed greatly to the overall negative performance.

The portfolio managers continue to have a bearish stance on the U.S. equity market. The Federal Reserve’s balance sheet has continued to grow with a monetary policy that has supported the overall market but failed to elevate the economy to a point where market growth is self-sustaining. Major central banks of the world have also provided overly accommodative monetary policies to help stimulate market growth. The portfolio managers of the Fund believe such monetary policy in the U.S. (and worldwide) has distorted the cost of capital and inflated the prices of securities. Several years of near zero interest rates have punished savers and forced investors into riskier investments like stocks and bonds. Lower interest rates have overvalued the U.S. stock market and artificially inflated financial assets. This mispricing of capital resulted in overvaluation of the U.S. stock market. A strengthening U.S. dollar reinforces our bearish stance, since it hinders multinational companies from exporting goods abroad. The combination of these factors has created a strong headwind and has proven difficult for the Fund to overcome.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Since the Securities and Exchange Commission’s portfolio turnover formula excludes from its denominator fixed income securities with maturities of less than one year and short sale activity, the Fund’s turnover rate for the current fiscal year appears very low, and can be misleading as to the actual Fund activity. In prior years, the Fund’s turnover rate appeared higher because U.S. Treasury Bills were a very high proportion of assets and had a maturity of less than one year, while the average month end dollar value of long positions (the denominator) was negligible. Long positions were held for short time periods.

We thank you for staying with us through these difficult times.

Comparative Results

Average Annual Returns through April 30, 2019† (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since 04/28/87(a)	Since Inception (10/10/85)
Class A (DRCVX)
Without sales charge	(14.71)%	(15.06)%	(18.05)%	(12.19)%	(6.81)%	(5.21)%
With sales charge (b)	(19.62)	(16.06)	(18.53)	(12.54)	(6.96)	(5.36)
Class AAA (COMVX) ††	(14.65)	(14.98)	(17.98)	(12.16)	(6.78)	(5.18)
Class C (CPCCX) ††
Without contingent deferred sales charge	(15.37)	(15.57)	(18.63)	(12.82)	(7.34)	(5.73)
With contingent deferred sales charge (c)	(16.23)	(15.57)	(18.63)	(12.82)	(7.34)	(5.73)
Class I (CPCRX) †† *	(14.51)	(14.72)	(17.80)	(11.94)	(6.60)	(5.01)
S&P 500 Index	13.49	11.63	15.32	8.97	9.96(d)	10.15(e)

In the current prospectuses dated August 28, 2018, the expense ratios for Comstock Capital Value Fund Class AAA, A, C, and I Shares are 3.00%, 3.00%, 3.75%, and 2.75%, respectively. Class AAA and Class I Shares have no sales charge. See page 10 for the expense ratios for the year ended April 30, 2019. The maximum sales charge for Class A Shares and C Shares is 5.75% and 1.00%, respectively.

(a)  On April 28, 1987, Comstock Partners, Inc., the Comstock Capital Value Fund’s previous investment adviser assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)  Since April 30, 1987, the date closest to the Fund’s current investment objective inception date for which data is available.

(e)  Since September 30, 1985, the date closest to the Fund’s inception date for which data is available.

†   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to October 31, 2002. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Comstock Capital Value Fund utilizes short selling and derivatives. Short selling of securities and use of derivatives pose special risks and may not be suitable for certain investors. Short selling is a sale of a borrowed security and losses are realized if the price of the security increases between the date the security is sold and the date the Fund replaces it. Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

††   The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on December 8, 2008, and Class C Shares and Class I Shares on August 22, 1995. The actual performance of the Class C Shares would have been lower and the Class AAA Shares and Class I Shares would have been higher due to the expenses associated with the Class A Shares.

*   Effective May 23, 2016, Class R Shares were renamed Class I Shares.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COMSTOCK CAPITAL VALUE FUND (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Comstock Capital Value Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from November 1, 2018 through April 30, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended April 30, 2019.

	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Annualized Expense Ratio	Expenses Paid During Period*
Comstock Capital Value Fund
Actual Fund Return
Class AAA	$1,000.00	$ 881.40	3.41%	$15.91
Class A	$1,000.00	$ 880.90	3.42%	$15.95
Class C	$1,000.00	$ 878.60	4.17%	$19.42
Class I	$1,000.00	$ 882.20	3.17%	$14.79
Hypothetical 5% Return
Class AAA	$1,000.00	$1,007.88	3.41%	$16.98
Class A	$1,000.00	$1,007.84	3.42%	$17.03
Class C	$1,000.00	$1,004.12	4.17%	$20.72
Class I	$1,000.00	$1,009.07	3.17%	$15.79
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of April 30, 2019:

Comstock Capital Value Fund

Long Positions
U.S. Government Obligations	112.5%
Exchange Traded Funds	8.5%
Exchange Traded Put Options Purchased	2.1%
Other Assets and Liabilities (Net)	1.8%

Short Positions
Financial Services	(6.4)%
Retail	(3.3)%
Exchange Traded Funds	(3.0)%
Transportation	(2.4)%
Entertainment	(1.7)%
Consumer Products	(1.3)%
Hotels and Gaming	(1.3)%

Short Positions (Continued)
Health Care	(1.1)%
Business Services	(1.0)%
Automotive	(1.0)%
Aerospace and Defense	(0.9)%
Computer Software and Services	(0.7)%
Paper and Forest Products	(0.5)%
Electronics	(0.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Comstock Capital Value Fund

Schedule of Investments — April 30, 2019

			Market
Shares		Cost	Value
	EXCHANGE TRADED FUNDS — 8.5%
9,900	Invesco DB Commodity Index Tracking Fund	$171,357	$159,291
26,400	iShares Silver Trust†(a)	513,615	370,128
11,000	ProShares UltraShort 20+ Year Treasury	395,825	370,810
2,500	SPDR Gold Shares†	287,113	303,000
5,500	VanEck Vectors Gold Miners ETF	148,729	114,895
1,750	VelocityShares Daily 2x VIX Short Term ETN†	208,244	34,510

	TOTAL EXCHANGE TRADED FUNDS	1,724,883	1,352,634

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 112.5%
$18,045,000	U.S. Treasury Bills, 2.371% to 2.491%††, 05/02/19 to 08/01/19(b)	17,982,247	17,983,270

	PURCHASED OPTIONS — 2.1%	782,007	339,130

	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 123.1%	$20,489,137	19,675,034

	SECURITIES SOLD SHORT — (24.9)%
	(Proceeds received $4,080,112)		(3,971,871)
	Other Assets and Liabilities (Net) — 1.8%		280,836

	NET ASSETS — 100.0%		$15,983,999

			Market
Shares		Proceeds	Value
	SECURITIES SOLD SHORT — (24.9)%
	Aerospace and Defense — (0.9)%
4,000	Aerojet Rocketdyne Holdings Inc.	$130,491	$135,440

	Automotive — (1.0)%
660	Tesla Inc.	189,978	157,535

	Business Services — (1.0)%
3,900	Sotheby’s	183,819	164,502

	Computer Software and Services — (0.7)%
700	Baidu Inc., ADR	154,781	116,361

	Consumer Products — (1.3)%
2,000	Altria Group Inc.	113,075	108,660
1,000	iRobot Corp.	118,067	103,540

		231,142	212,200

	Electronics — (0.3)%
2,000	Gentex Corp.	40,639	46,060

			Market
Shares		Proceeds	Value
	Entertainment — (1.7)%
350	Netflix Inc.	$105,620	$129,689
1,000	Spotify Technology SA	139,511	135,770

		245,131	265,459

	Exchange Traded Funds — (3.0)%
2,400	Direxion Daily Small Cap Bull 3X Shares	123,754	160,632
2,700	iShares China Large-Cap ETF	115,727	120,123
1,000	iShares Transportation Average ETF	187,321	195,030

		426,802	475,785

	Financial Services — (6.4)%
4,000	Apollo Global Management LLC, Cl. A	103,225	130,760
200	BlackRock Inc.	94,486	97,048
1,500	Cboe Global Markets Inc.	154,091	152,415
2,500	Eaton Vance Corp.	102,877	103,925
1,300	Franklin Resources Inc.	50,413	44,967
1,100	Invesco Ltd.	33,299	24,167
2,000	Janus Henderson Group plc	61,649	50,140
1,700	State Street Corp.	143,389	115,022
1,800	T Rowe Price Group Inc.	202,175	193,500
2,500	The Charles Schwab Corp.	106,755	114,450

		1,052,359	1,026,394

	Health Care — (1.1)%
1,000	DexCom Inc.	141,772	121,070
2,000	MEDNAX Inc.	101,151	55,940

		242,923	177,010

	Hotels and Gaming — (1.3)%
2,100	Las Vegas Sands Corp.	138,637	140,805
2,400	MGM Resorts International	69,387	63,912

		208,024	204,717

	Paper and Forest Products — (0.5)%
1,750	International Paper Co.	88,991	81,918

	Retail — (3.3)%
800	Alibaba Group Holding Ltd., ADR	143,501	148,456
2,300	The Cheesecake Factory Inc.	102,750	114,126
1,000	Tiffany & Co.	121,016	107,820
2,800	Walgreens Boots Alliance Inc.	154,303	149,996

		521,570	520,398

	Transportation — (2.4)%
1,000	JB Hunt Transport Services Inc.	99,393	94,480
2,400	The Greenbrier Cos Inc.	80,147	85,272
1,000	United Parcel Service Inc., Cl. B	107,583	106,220

See accompanying notes to financial statements.

Comstock Capital Value Fund

Schedule of Investments (Continued) — April 30, 2019

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT (Continued)
	Transportation (Continued)
1,500	XPO Logistics Inc.	$76,339	$102,120

		363,462	388,092

	TOTAL SECURITIES SOLD SHORT	$4,080,112	$3,971,871

(a)	Securities with a value of $370,128 were deposited with the broker as collateral for securities sold short and futures contracts.
(b)	At April 30, 2019, $12,545,000 of the principal amount was pledged as collateral for securities sold short and futures contracts.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt

As of April 30, 2019, options purchased outstanding were as follows:

OPTIONS

Description	Number of contracts	Notional amount	Exercise price	Expiration date	Market Value
Exchange Traded Put Options Purchased — 2.1%
3M Co.	13	$246,363	$200.00	06/21/19	$16,484
AT&T, Inc.	70	216,720	30.00	06/21/19	2,380
CME Group Inc.	15	268,350	185.00	06/21/19	13,350
Consumer Discretionary Select Sector SPDR Fund	30	360,210	107.00	09/20/19	3,300
Energy Select Sector SPDR Fund	50	330,550	64.00	09/20/19	11,350
Financial Select Sector SPDR Fund	100	280,200	26.00	09/20/19	4,800
Industrial Select Sector SPDR Fund	40	312,040	73.00	09/20/19	5,760
iShares 20+ Year Treasury Bond ETF	200	2,473,000	120.00	06/21/19	8,000
iShares iBoxx High Yield Corporate Bond ETF	50	434,700	82.00	06/21/19	500
McDonald’s Corp.	20	395,140	180.00	06/21/19	1,140
S&P 500 Index	7	2,062,081	2,500.00	06/21/19	2,681
S&P 500 Index	15	4,418,745	2,700.00	09/20/19	54,300
S&P 500 Index	20	5,891,660	2,600.00	12/20/19	93,760
S&P 500 Index	10	2,945,830	2,800.00	12/20/19	81,700
SPDR S&P Retail ETF	100	456,800	45.00	09/20/19	17,750
Technology Select Sector SPDR Fund	50	393,550	68.00	09/20/19	4,325
The Clorox Co.	15	239,595	165.00	07/19/19	12,900
The Coca-Cola Co.	50	245,300	49.00	06/21/19	4,650

TOTAL EXCHANGE TRADED PUT OPTIONS PURCHASED					$339,130

TOTAL OPTIONS PURCHASED					$339,130

As of April 30, 2019, futures contracts outstanding were as follows:

FUTURES

Description	Long/Short	Number of Contracts	Notional Amount	Expiration Date	Value	Unrealized Depreciation
S&P 500 Futures (E-Mini)	Short	27	$3,980,475	06/21/19	$(263,238)	$(263,238)
Russell 2000 Index Futures (E-Mini)	Short	22	1,753,620	06/21/19	(69,960)	(69,960)
NASDAQ 100 Index Futures (E-Mini)	Short	13	2,028,000	06/21/19	(190,821)	(190,821)

TOTAL FUTURES						$(524,019)

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Assets and Liabilities

April 30, 2019

Assets:
Investments, at value (cost $20,489,137)	$19,675,034
Cash pledged for futures contracts	347,000
Deposit at brokers for securities sold short	4,124,307
Receivable for Fund shares sold	10,080
Prepaid expenses	28,899
Variation margin receivable	4,815

Total Assets	24,190,135

Liabilities:
Securities sold short, at value (including proceeds from securities sold short of $4,080,112)	3,971,871
Payable to custodian	50,310
Payable for investments purchased	4,100,343
Payable for Fund shares redeemed	4,313
Dividends payable on securities sold short	1,475
Payable for investment advisory fees	13,285
Payable for distribution fees	3,436
Other accrued expenses	61,103

Total Liabilities	8,206,136

Net Assets
(applicable to 3,762,296 shares outstanding)	$15,983,999

Net Assets Consist of:
Paid-in capital	$148,744,622
Total accumulated loss(a)	(132,760,623)

Net Assets	$15,983,999

Shares of Capital Stock, each at $0.001 par value; 125,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,498,468 ÷ 347,979 shares outstanding)	$4.31
Class A:
Net Asset Value and redemption price per share ($6,005,587 ÷ 1,399,519 shares outstanding)	$4.29
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$4.55
Class C:
Net Asset Value and offering price per share ($2,163,646 ÷ 586,455 shares outstanding)	$3.69	(b)
Class I:
Net Asset Value, offering, and redemption price per share ($6,316,298 ÷ 1,428,343 shares outstanding)	$4.42

(a)

Effective April 30, 2019, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings/accumulated loss. See Note 2 for further details.

(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended April 30, 2019

Investment Income:
Dividends	$7,299
Interest	399,605

Total Investment Income	406,904

Expenses:
Investment advisory fees	176,064
Distribution fees - Class AAA	4,109
Distribution fees - Class A	17,910
Distribution fees - Class C	24,778
Dividend expense on securities sold short	113,084
Legal and audit fees	72,435
Registration expenses	68,749
Shareholder communications expenses	46,966
Shareholder services fees	24,865
Directors’ fees	22,320
Service fees for securities sold short (See Note 2)	11,053
Custodian fees	4,193
Interest expense	462
Miscellaneous expenses	10,782

Total Expenses	597,770

Less:
Expenses paid indirectly by broker (See Note 6)	(467)
Custodian fee credits	(139)

Net Expenses	597,164

Net Investment Loss	(190,260)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts:
Net realized loss on investments	(1,034,093)
Net realized gain on securities sold short	169,645
Net realized gain on futures contracts	48,844

Net realized loss on investments, securities sold short, and futures contracts	(815,604)

Net change in unrealized appreciation/depreciation:
on investments	(402,142)
on securities sold short	(777,990)
on futures contracts	(753,822)

Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	(1,933,954)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts	(2,749,558)

Net Decrease in Net Assets Resulting from Operations	$(2,939,818)

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net investment loss	$(190,260)	$(535,520)
Net realized loss on investments, securities sold short, and futures contracts	(815,604)	(4,779,061)
Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	(1,933,954)	1,375,623

Net Decrease in Net Assets Resulting from Operations	(2,939,818)	(3,938,958)

Capital Stock Transactions:
Proceeds from shares sold
Class AAA	2,145,561	1,079,049
Class A	1,864,561	8,411,716
Class C	439,359	792,248
Class I	8,642,052	20,697,698

	13,091,533	30,980,711

Cost of shares redeemed
Class AAA	(1,967,986)	(1,132,311)
Class A	(3,664,288)	(26,524,142)
Class C	(678,808)	(1,562,395)
Class I	(7,949,727)	(13,023,265)

	(14,260,809)	(42,242,113)

Net Decrease in Net Assets from Capital Stock Transactions	(1,169,276)	(11,261,402)

Redemption Fees	6,878	278

Net Decrease in Net Assets	(4,102,216)	(15,200,082)
Net Assets:
Beginning of year	20,086,215	35,286,297

End of year	$15,983,999	$20,086,215

See accompanying notes to financial statements.

Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets/ Supplemental Data
Year Ended April 30 †	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Loss	Operating Expenses(c)(d)		Portfolio Turnover Rate
Class AAA
2019	$5.05	$(0.05)	$(0.69)	$(0.74)	$0.00	$4.31	(14.65)%	$1,498	(1.02)%	3.38	%(e)	0%
2018	5.60	(0.09)	(0.46)	(0.55)	0.00	5.05	(9.82)	1,643	(1.77)	2.98	(e)	39
2017	7.49	(0.16)	(1.73)	(1.89)	0.00	5.60	(25.23)	1,867	(2.32)	2.73	(e)	196
2016	7.68	(0.21)	0.02	(0.19)	0.00	7.49	(2.47)	8,271	(2.68)	2.91	(e)	155
2015	9.70	(0.04)	(1.98)	(2.02)	0.00	7.68	(20.82)	3,958	(2.37)	2.42		410
Class A
2019	$5.03	$(0.05)	$(0.69)	$(0.74)	$0.00	$4.29	(14.71)%	$6,006	(1.07)%	3.38	%(e)	0%
2018	5.59	(0.10)	(0.46)	(0.56)	0.00	5.03	(10.02)	8,938	(1.85)	2.98	(e)	39
2017	7.48	(0.15)	(1.74)	(1.89)	0.00	5.59	(25.27)	29,106	(2.31)	2.73	(e)	196
2016	7.68	(0.21)	0.01	(0.20)	0.00	7.48	(2.60)	45,903	(2.71)	2.91	(e)	155
2015	9.70	(0.05)	(1.97)	(2.02)	0.00	7.68	(20.82)	29,798	(2.37)	2.42		410
Class C
2019	$4.36	$(0.07)	$(0.60)	$(0.67)	$0.00	$3.69	(15.37)%	$2,164	(1.81)%	4.13	%(e)	0%
2018	4.87	(0.12)	(0.39)	(0.51)	0.00	4.36	(10.47)	2,832	(2.54)	3.73	(e)	39
2017	6.57	(0.17)	(1.53)	(1.70)	0.00	4.87	(25.88)	3,994	(3.04)	3.48	(e)	196
2016	6.78	(0.24)	0.03	(0.21)	0.00	6.57	(3.10)	6,622	(3.46)	3.66	(e)	155
2015	8.60	(0.04)	(1.78)	(1.82)	0.00	6.78	(21.16)	4,429	(3.12)	3.17		410
Class I(f)
2019	$5.17	$(0.04)	$(0.71)	$(0.75)	$0.00	$4.42	(14.51)%	$6,316	(0.82)%	3.13	%(e)	0%
2018	5.72	(0.08)	(0.47)	(0.55)	0.00	5.17	(9.62)	6,673	(1.50)	2.73	(e)	39
2017	7.64	(0.13)	(1.79)	(1.92)	0.00	5.72	(25.13)	319	(2.00)	2.48	(e)	196
2016	7.80	(0.20)	0.04	(0.16)	0.00	7.64	(2.05)	154	(2.49)	2.66	(e)	155
2015	9.80	(0.04)	(1.96)	(2.00)	0.00	7.80	(20.41)	181	(2.12)	2.17		410

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 10 reverse stock split on October 24, 2014 (See note 7).
††

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended April 30, 2019, 2018, 2017, 2016, and 2015. For the years ended April 30, 2018, 2017, and 2016, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.97%, 2.72%, and 2.90% (Class AAA and Class A), 3.72%, 3.47%, and 3.65% (Class C), and 2.72%, 2.47%, and 2.65% (Class I). For the years ended April 30, 2019 and 2015, the effect of interest expense was minimal.

(d)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended April 30, 2019, 2018, 2017, 2016, and 2015 would have been 2.67%, 2.12%, 1.89%, 1.88%, and 1.85% (Class AAA and Class A), 3.42%, 2.87%, 2.64%, 2.63%, and 2.60% (Class C), and 2.42%, 1.87%, 1.64%, 1.63%, and 1.60% (Class I).

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For the year ended April 30, 2016, if credits had not been received, the expense ratios would have been 2.92%, 2.92%, 3.67%, and 2.67% for Class AAA, Class A, Class C, and Class I, respectively. For the years ended April 30, 2019, 2018, and 2017, there was no impact on the expense ratios.

(f)	Effective May 23, 2016, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Notes to Financial Statements

1. Organization. Comstock Capital Value Fund, a series of the Comstock Funds, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended April 30, 2019.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of April 30, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 4/30/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Exchange Traded Funds	$ 1,352,634	—	$ 1,352,634
U.S. Government Obligations	—	$17,983,270	17,983,270
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 1,352,634	$17,983,270	$19,335,904
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(3,971,871)	—	$(3,971,871)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(3,971,871)	—	$(3,971,871)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Market Value):
EQUITY CONTRACTS:
Exchange Traded Put Options Purchased	$ 300,855	$ 38,275	$ 339,130
LIABILITIES (Net Unrealized Depreciation):
EQUITY CONTRACTS:
Index Futures Contracts - Short Position	(524,019)	—	(524,019)
TOTAL OTHER FINANCIAL INSTRUMENTS	$ (223,164)	$ 38,275	$ (184,889)

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

There were no Level 3 investments held at April 30, 2019 or 2018.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at April 30, 2019, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of call options, the Fund pays a premium for the right to buy the underlying security at a specified price. The seller of the call has the obligation to sell the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a loss upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a gain upon sale or at expiration date, but only to the extent of the premium paid.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at April 30, 2019 are reflected within the Schedule of Investments.

The Fund’s volume of activity in call and put options purchased during the fiscal year ended April 30, 2019 had average monthly market value of approximately $58,360 and $529,929, respectively.

As of April 30, 2019, the value of options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within Investments, at value. For the fiscal year ended April 30, 2019, the effect of options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts, within Net realized loss on investments and Net change in unrealized appreciation/depreciation on investments.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at April 30, 2019 are reflected within the Schedule of Investments.

The Fund’s volume of activity in index futures contracts sold during the fiscal year ended April 30, 2019 had a monthly average notional value of approximately $6,990,325.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

As of April 30, 2019, the equity risk exposure associated with the futures contracts can be found in the Statement of Assets and Liabilities, under Assets, Variation margin receivable. For the fiscal year ended April 30, 2019, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts, within Net realized gain on futures contracts, and Net change in unrealized appreciation/depreciation on futures contracts.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at April 30, 2019 are reflected within the Schedule of Investments. For the fiscal year ended April 30, 2019, the Fund incurred $11,053 in service fees related to its investment positions sold short and held by the broker. The amount is included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended April 30, 2019, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately five basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities, if any, have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the expiration of capital loss carry forwards and the current year write-off of the net operating loss. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended April 30, 2019, reclassifications were made to decrease paid-in capital by $37,514,775, with an offsetting adjustment to total accumulated loss.

No distributions were made during the fiscal years ended April 30, 2019 and 2018.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of April 30, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(131,115,342)
Net unrealized depreciation	(455,023)
Qualified late year loss deferral*	(1,190,258)

Total	$(132,760,623)

*

Under the current law, qualified late year losses realized after December 31 through year end for late year ordinary losses and after October 31 through year end for Post-October losses may be elected as occurring on the first day of the following year. For the fiscal year ended April 30, 2019, the Fund elected to defer $40,338, $475,419, and $674,501 of late year ordinary losses, post-October short term capital losses, and post-October long term losses, respectively.

At April 30, 2019, after the expiration of $37,242,276 in capital loss carryforwards, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$73,839,330
Long term capital loss carryforward with no expiration	57,276,012

Total capital loss carryforwards	$131,115,342

At April 30, 2019, the temporary differences between book basis and tax basis net unrealized appreciation/(depreciation) on investments were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on options and futures, unsettled trades on securities sold short, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments, proceeds from short sales, futures transactions, and the related net unrealized appreciation/depreciation at April 30, 2019:

	Cost (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments and derivative instruments	$20,471,356	$47,969	$(604,716)	$(556,747)
Securities sold short	(4,073,595)	279,909	(178,185)	101,724

		$327,878	$(782,901)	$(455,023)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended April 30, 2019, the Fund did not incur any income tax, interest, or penalties. As of April 30, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors, trustees, or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended April 30, 2019, other than short term securities and U.S. Government Obligations, aggregated $0 and $86,639, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended April 30, 2019, the Distributor retained a total of $2,694 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended April 30, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $467.

7. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended April 30, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

As approved by the Board of Directors, the Fund effected a 1 for 10 reverse stock split on October 24, 2014. The net asset value of each share class increased proportionately at that time.

Transactions in shares of capital stock were as follows:

	Year Ended April 30, 2019	Year Ended April 30, 2018
Class AAA
Shares sold	436,960	208,398
Shares redeemed	(414,113)	(216,466)

Net increase/(decrease)	22,847	(8,068)

Class A
Shares sold	393,590	1,580,873
Shares redeemed	(769,813)	(5,014,658)

Net decrease	(376,223)	(3,433,785)

Class C
Shares sold	106,741	177,264
Shares redeemed	(169,924)	(347,184)

Net decrease	(63,183)	(169,920)

Class I
Shares sold	1,806,063	3,721,876
Shares redeemed	(1,667,510)	(2,487,851)

Net increase	138,553	1,234,025

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. After careful consideration, the Board approved calling a special meeting of shareholders, to be held as soon as possible, to consider a proposal to change the nature of the Fund’s business from a mutual fund registered under the 1940 Act to an operating company, and to de-register the Fund as a registered investment company with the Securities and Exchange Commission (the Proposal).

This conclusion was based in substantial part on the Board’s belief that the appropriate business strategy to be pursued by the Fund would be becoming an operating company that owns interest in one or more operating businesses and/or to acquire assets other than securities, and try to maximize the utilization of the Fund’s accumulated capital loss carryforwards. If shareholders of the Fund approve the Proposal, the conversion to an operating company is expected to take effect in the second half of 2019.

Shareholders of the Fund will receive a combined proxy statement with additional information about the shareholder meeting and the Proposal. Shareholders should read the proxy materials carefully, as they will contain a more detailed description of the Proposal.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Comstock Capital Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Comstock Capital Value Fund

and the Board of Directors of Comstock Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Comstock Capital Value Fund (the “Fund”) (one of the funds constituting Comstock Funds, Inc. (the “Company”)) including the schedule of investments, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Comstock Funds, Inc.) at April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

June 26, 2019

Comstock Capital Value Fund

Additional Fund Information (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Company’s Statement of Additional Information includes additional information about the Company’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Comstock Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Charles L. Minter Director and Portfolio Manager Age: 77	Since 1987	1	Portfolio Manager, Gabelli Funds, LLC	—

Henry G. Van der Eb, CFA[5] Chairman of the Board Age: 74	Since 2000	1	Senior Vice President of GAMCO Investors, Inc.; Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc.	—
INDEPENDENT DIRECTORS[6] :

Anthony S. Colavita Director Age: 57	Since 2009	19	Attorney, Anthony S. Colavita, P.C.	—

Vincent D. Enright Director Age: 75	Since 2000	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)
Werner J. Roeder Director Age: 78	Since 2000	22	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Comstock Capital Value Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 67	Since 2000	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company’s By-Laws and Articles of Incorporation. For officers, includes time service in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Company’s investment adviser.

[5]	Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.
[6]	Directors who are not interested persons, as defined in the 1940 Act, are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●   Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●   Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Charles L. Minter joined Gabelli Funds, LLC in 2000, when the management of the Comstock Funds, Inc. was assumed by Gabelli Funds, LLC. Mr. Minter is currently a Co-Portfolio Manager and Director of the Fund.

Mr. Minter was one of the founders of Comstock Partners, Inc. which was formed in 1986. Prior to forming Comstock Partners, Inc., Mr. Minter worked for Merrill Lynch in Institutional Sales as a Vice President from 1976-1986. Mr. Minter received an MBA degree with distinction from New York University’s Graduate School of Business and a BS degree from Florida State University.

Dennis J. DeCore joined Gabelli Funds, LLC in 2014 as Co-Portfolio Manager of the Comstock Funds, Inc. Mr. DeCore has extensive experience in the brokerage business. Prior to joining Gabelli Funds, LLC, he held positions at Merrill Lynch and Nomura Securities. Mr. DeCore received a BS degree in Finance and Economics from Rider University and an MBA degree in Finance from New York University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Charles L. Minter

Former Chairman and

Chief Executive Officer,

Comstock Partners, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Henry G. Van der Eb, CFA

Senior Vice President,

GAMCO Investors, Inc.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Comstock Capital Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABCOAPR19AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $27,600 for 2018 and $28,400 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2018 and $3,800 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $36,986 for 2018 and $43,421 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Comstock Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	7/3/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	7/3/19

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	7/3/19

* Print the name and title of each signing officer under his or her signature.